UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): November 8, 2010

001-33635

(Commission file number)

CARDIUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-0075787
(State of incorporation)	(IRS Employer Identification No.)

12255 El Camino Real, Suite 250 San Diego, California 92130	(858) 436-1000
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On November 8, 2010, Cardium Therapeutics, Inc. (“Cardium”) issued a press release announcing that Christopher J. Reinhard, Cardium’s Chairman and Chief Executive Officer will present at the LifeTech Capital Miami Medical Investors Conference on November 12, 2010 at 2:00 p.m. Eastern. Investors can access the Company’s presentation slides now available at Cardium’s website at http://phx.corporate-ir.net/phoenix.zhtml?c=77949&p=irol-presentations. On November 9, 2010, Cardium issued a press release reporting on highlights and financial results for its third quarter ended September 30, 2010. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 respectively and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press Release of Cardium issued on November 8, 2010

99.2	Press Release of Cardium issued on November 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIUM THERAPEUTICS, INC.

Date: November 10, 2010	By:	/S/ CHRISTOPHER J. REINHARD
Christopher J. Reinhard
Chief Executive Officer